                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (Expense Limitations)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ----------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ----------------
       Title:  Senior Vice President
                                                          as of August 28, 2013

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM Counselor Series Trust (Invesco Counselor Series Trust)

                     Contractual/  Expense   Effective Date of     Expiration
Fund                  Voluntary   Limitation   Current Limit          Date
----                 ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares    Contractual     2.00%      July 1, 2013      June 30, 2014
   Class B Shares    Contractual     2.75%      July 1, 2013      June 30, 2014
   Class C Shares    Contractual     2.75%      July 1, 2013      June 30, 2014
   Class R Shares    Contractual     2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares   Contractual     1.75%      July 1, 2013      June 30, 2014
   Class R6 Shares   Contractual     1.75%      July 1, 2013      June 30, 2014
   Class Y Shares    Contractual     1.75%      July 1, 2013      June 30, 2014

Invesco California Tax-Free Income Fund
   Class A Shares    Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares    Contractual     2.00%      July 1, 2012      June 30, 2014
   Class C Shares    Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares    Contractual     1.25%      July 1, 2012      June 30, 2014

Invesco Core Plus Bond Fund
   Class A Shares    Contractual     0.75%      June 6, 2011    December 31, 2013
   Class B Shares    Contractual     1.50%      June 6, 2011    December 31, 2013
   Class C Shares    Contractual     1.50%      June 6, 2011    December 31, 2013
   Class R Shares    Contractual     1.00%      June 6, 2011    December 31, 2013
   Class R5 Shares   Contractual     0.50%      June 6, 2011    December 31, 2013
   Class R6 Shares   Contractual     0.50%   September 24, 2012 December 31, 2013
   Class Y Shares    Contractual     0.50%      June 6, 2011    December 31, 2013

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares    Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares    Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares    Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares    Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R6 Shares   Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares    Contractual     1.75%      July 1, 2012      June 30, 2014

Invesco Equity and Income Fund
   Class A Shares    Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares    Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares    Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R Shares    Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R5 Shares   Contractual     1.25%      July 1, 2012      June 30, 2014
   Class R6 Shares   Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares    Contractual     1.25%      July 1, 2012      June 30, 2014

Invesco Floating Rate Fund
   Class A Shares    Contractual     1.50%     April 14, 2006     June 30, 2014
   Class C Shares    Contractual     2.00%     April 14, 2006     June 30, 2014
   Class R Shares    Contractual     1.75%     April 14, 2006     June 30, 2014
   Class R5 Shares   Contractual     1.25%     April 14, 2006     June 30, 2014
   Class R6 Shares   Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares    Contractual     1.25%    October 3, 2008     June 30, 2014

Invesco Global Real Estate Income Fund
   Class A Shares    Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares    Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares    Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R5 Shares   Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares   Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares    Contractual     1.75%      July 1, 2009      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                           Contractual/  Expense   Effective Date of   Expiration
Fund                        Voluntary   Limitation   Current Limit        Date
----                       ------------ ---------- ------------------ -------------
Invesco Growth and Income Fund
   Class A Shares          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2012    June 30, 2014

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares          Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco S&P 500 Index Fund
   Class A Shares          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2012    June 30, 2014

Invesco Small Cap Discovery Fund
   Class A Shares          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class R6 Shares         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2012    June 30, 2014

Invesco U.S. Quantitative Core Fund
   Class A Shares          Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.75%      July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2012    June 30, 2014
   Investor Class Shares   Contractual     2.00%      July 1, 2012    June 30, 2014

                    AIM Equity Funds (Invesco Equity Funds)

                      Contractual/  Expense   Effective Date of   Expiration
 Fund                  Voluntary   Limitation   Current Limit        Date
 ----                 ------------ ---------- ------------------ -------------
 Invesco Charter Fund
    Class A Shares    Contractual     2.00%      July 1, 2009    June 30, 2014
    Class B Shares    Contractual     2.75%      July 1, 2009    June 30, 2014
    Class C Shares    Contractual     2.75%      July 1, 2009    June 30, 2014
    Class R Shares    Contractual     2.25%      July 1, 2009    June 30, 2014
    Class R5 Shares   Contractual     1.75%      July 1, 2009    June 30, 2014
    Class R6 Shares   Contractual     1.75%   September 24, 2012 June 30, 2014
    Class S Shares    Contractual     1.90%   September 25, 2009 June 30, 2014
    Class Y Shares    Contractual     1.75%      July 1, 2009    June 30, 2014

 Invesco Constellation Fund
    Class A Shares    Contractual     2.00%      July 1, 2009    June 30, 2014
    Class B Shares    Contractual     2.75%      July 1, 2009    June 30, 2014
    Class C Shares    Contractual     2.75%      July 1, 2009    June 30, 2014
    Class R Shares    Contractual     2.25%      July 1, 2009    June 30, 2014
    Class R5 Shares   Contractual     1.75%      July 1, 2009    June 30, 2014
    Class Y Shares    Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                           Contractual/  Expense   Effective Date of   Expiration
Fund                        Voluntary   Limitation   Current Limit        Date
----                       ------------ ---------- ------------------ -------------
Invesco Disciplined Equity Fund
   Class Y Shares          Contractual     1.75%     July 14, 2009    June 30, 2014

Invesco Diversified Dividend Fund
   Class A Shares          Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares          Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares          Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares         Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares         Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares   Contractual     2.00%      July 1, 2013    June 30, 2014

Invesco Summit Fund
   Class A Shares          Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class P Shares          Contractual     1.85%      July 1, 2009    June 30, 2014
   Class R5 Shares         Contractual     1.75%      July 1, 2009    June 30, 2014
   Class S Shares          Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2009    June 30, 2014

                     AIM Funds Group (Invesco Funds Group)

                      Contractual/  Expense   Effective Date of   Expiration
 Fund                  Voluntary   Limitation   Current Limit        Date
 ----                 ------------ ---------- ------------------ -------------

 Invesco European Small Company Fund
    Class A Shares    Contractual     2.25%      July 1, 2009    June 30, 2014
    Class B Shares    Contractual     3.00%      July 1, 2009    June 30, 2014
    Class C Shares    Contractual     3.00%      July 1, 2009    June 30, 2014
    Class Y Shares    Contractual     2.00%      July 1, 2009    June 30, 2014

 Invesco Global Core Equity Fund
    Class A Shares    Contractual     2.25%      July 1, 2013    June 30, 2014
    Class B Shares    Contractual     3.00%      July 1, 2013    June 30, 2014
    Class C Shares    Contractual     3.00%      July 1, 2013    June 30, 2014
    Class R Shares    Contractual     2.50%      July 1, 2013    June 30, 2014
    Class R5 Shares   Contractual     2.00%      July 1, 2013    June 30, 2014
    Class Y Shares    Contractual     2.00%      July 1, 2013    June 30, 2014

 Invesco International Small Company Fund
    Class A Shares    Contractual     2.25%      July 1, 2009    June 30, 2014
    Class B Shares    Contractual     3.00%      July 1, 2009    June 30, 2014
    Class C Shares    Contractual     3.00%      July 1, 2009    June 30, 2014
    Class R5 Shares   Contractual     2.00%      July 1, 2009    June 30, 2014
    Class R6 Shares   Contractual     2.00%   September 24, 2012 June 30, 2014
    Class Y Shares    Contractual     2.00%      July 1, 2009    June 30, 2014

 Invesco Small Cap Equity Fund
    Class A Shares    Contractual     2.00%      July 1, 2009    June 30, 2014
    Class B Shares    Contractual     2.75%      July 1, 2009    June 30, 2014
    Class C Shares    Contractual     2.75%      July 1, 2009    June 30, 2014
    Class R Shares    Contractual     2.25%      July 1, 2009    June 30, 2014
    Class R5 Shares   Contractual     1.75%      July 1, 2009    June 30, 2014
    Class R6 Shares   Contractual     1.75%   September 24, 2012 June 30, 2014
    Class Y Shares    Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                   AIM Growth Series (Invesco Growth Series)

                      Contractual/  Expense   Effective Date of    Expiration
 Fund                  Voluntary   Limitation   Current Limit         Date
 ----                 ------------ ---------- ------------------ --------------
 Invesco Balanced-Risk Retirement 2020 Fund
    Class A Shares    Contractual     0.25%    November 4, 2009  April 30, 2014
    Class AX Shares   Contractual     0.25%   February 12, 2010  April 30, 2014
    Class B Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class C Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class CX Shares   Contractual     1.00%   February 12, 2010  April 30, 2014
    Class R Shares    Contractual     0.50%    November 4, 2009  April 30, 2014
    Class R5 Shares   Contractual     0.00%    November 4, 2009  April 30, 2014
    Class R6 Shares   Contractual     0.00%   September 24, 2012 April 30, 2014
    Class RX Shares   Contractual     0.50%   February 12, 2010  April 30, 2014
    Class Y Shares    Contractual     0.00%    November 4, 2009  April 30, 2014

 Invesco Balanced-Risk Retirement 2030 Fund
    Class A Shares    Contractual     0.25%    November 4, 2009  April 30, 2014
    Class AX Shares   Contractual     0.25%   February 12, 2010  April 30, 2014
    Class B Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class C Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class CX Shares   Contractual     1.00%   February 12, 2010  April 30, 2014
    Class R Shares    Contractual     0.50%    November 4, 2009  April 30, 2014
    Class R5 Shares   Contractual     0.00%    November 4, 2009  April 30, 2014
    Class R6 Shares   Contractual     0.00%   September 24, 2012 April 30, 2014
    Class RX Shares   Contractual     0.50%   February 12, 2010  April 30, 2014
    Class Y Shares    Contractual     0.00%    November 4, 2009  April 30, 2014

 Invesco Balanced-Risk Retirement 2040 Fund
    Class A Shares    Contractual     0.25%    November 4, 2009  April 30, 2014
    Class AX Shares   Contractual     0.25%   February 12, 2010  April 30, 2014
    Class B Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class C Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class CX Shares   Contractual     1.00%   February 12, 2010  April 30, 2014
    Class R Shares    Contractual     0.50%    November 4, 2009  April 30, 2014
    Class R5 Shares   Contractual     0.00%    November 4, 2009  April 30, 2014
    Class R6 Shares   Contractual     0.00%   September 24, 2012 April 30, 2014
    Class RX Shares   Contractual     0.50%   February 12, 2010  April 30, 2014
    Class Y Shares    Contractual     0.00%    November 4, 2009  April 30, 2014

 Invesco Balanced-Risk Retirement 2050 Fund
    Class A Shares    Contractual     0.25%    November 4, 2009  April 30, 2014
    Class AX Shares   Contractual     0.25%   February 12, 2010  April 30, 2014
    Class B Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class C Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class CX Shares   Contractual     1.00%   February 12, 2010  April 30, 2014
    Class R Shares    Contractual     0.50%    November 4, 2009  April 30, 2014
    Class R5 Shares   Contractual     0.00%    November 4, 2009  April 30, 2014
    Class R6 Shares   Contractual     0.00%   September 24, 2012 April 30, 2014
    Class RX Shares   Contractual     0.50%   February 12, 2010  April 30, 2014
    Class Y Shares    Contractual     0.00%    November 4, 2009  April 30, 2014

 Invesco Balanced-Risk Retirement Now Fund
    Class A Shares    Contractual     0.25%    November 4, 2009  April 30, 2014
    Class AX Shares   Contractual     0.25%   February 12, 2010  April 30, 2014
    Class B Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class C Shares    Contractual     1.00%    November 4, 2009  April 30, 2014
    Class CX Shares   Contractual     1.00%   February 12, 2010  April 30, 2014
    Class R Shares    Contractual     0.50%    November 4, 2009  April 30, 2014
    Class R5 Shares   Contractual     0.00%    November 4, 2009  April 30, 2014
    Class R6 Shares   Contractual     0.00%   September 24, 2012 April 30, 2014
    Class RX Shares   Contractual     0.50%   February 12, 2010  April 30, 2014
    Class Y Shares    Contractual     0.00%    November 4, 2009  April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                      Contractual/  Expense   Effective Date of    Expiration
 Fund                  Voluntary   Limitation   Current Limit         Date
 ----                 ------------ ---------- ------------------ --------------
 Invesco Conservative Allocation Fund
    Class A Shares    Contractual     1.50%      July 1, 2012    June 30, 2014
    Class B Shares    Contractual     2.25%      July 1, 2012    June 30, 2014
    Class C Shares    Contractual     2.25%      July 1, 2012    June 30, 2014
    Class R Shares    Contractual     1.75%      July 1, 2012    June 30, 2014
    Class R5 Shares   Contractual     1.25%      July 1, 2012    June 30, 2014
    Class S Shares    Contractual     1.40%      July 1, 2012    June 30, 2014
    Class Y Shares    Contractual     1.25%      July 1, 2012    June 30, 2014

 Invesco Convertible Securities Fund
    Class A Shares    Contractual     1.50%      July 1, 2012    June 30, 2014
    Class B Shares    Contractual     2.25%      July 1, 2012    June 30, 2014
    Class C Shares    Contractual     2.25%      July 1, 2012    June 30, 2014
    Class R5 Shares   Contractual     1.25%      July 1, 2012    June 30, 2014
    Class R6 Shares   Contractual     1.25%   September 24, 2012 June 30, 2014
    Class Y Shares    Contractual     1.25%      July 1, 2012    June 30, 2014

 Invesco Global Quantitative Core Fund
    Class A Shares    Contractual     2.25%      July 1, 2009    June 30, 2014
    Class B Shares    Contractual     3.00%      July 1, 2009    June 30, 2014
    Class C Shares    Contractual     3.00%      July 1, 2009    June 30, 2014
    Class R Shares    Contractual     2.50%      July 1, 2009    June 30, 2014
    Class R5 Shares   Contractual     2.00%      July 1, 2009    June 30, 2014
    Class Y Shares    Contractual     2.00%      July 1, 2009    June 30, 2014

 Invesco Growth Allocation Fund
    Class A Shares    Contractual     2.00%      July 1, 2012    June 30, 2014
    Class B Shares    Contractual     2.75%      July 1, 2012    June 30, 2014
    Class C Shares    Contractual     2.75%      July 1, 2012    June 30, 2014
    Class R Shares    Contractual     2.25%      July 1, 2012    June 30, 2014
    Class R5 Shares   Contractual     1.75%      July 1, 2012    June 30, 2014
    Class S Shares    Contractual     1.90%      July 1, 2012    June 30, 2014
    Class Y Shares    Contractual     1.75%      July 1, 2012    June 30, 2014

 Invesco Income Allocation Fund
    Class A Shares    Contractual     0.25%      May 1, 2012     April 30, 2014
    Class B Shares    Contractual     1.00%      May 1, 2012     April 30, 2014
    Class C Shares    Contractual     1.00%      May 1, 2012     April 30, 2014
    Class R Shares    Contractual     0.50%      May 1, 2012     April 30, 2014
    Class R5 Shares   Contractual     0.00%      May 1, 2012     April 30, 2014
    Class Y Shares    Contractual     0.00%      May 1, 2012     April 30, 2014

 Invesco International Allocation Fund
    Class A Shares    Contractual     2.25%      May 1, 2012     June 30, 2014
    Class B Shares    Contractual     3.00%      May 1, 2012     June 30, 2014
    Class C Shares    Contractual     3.00%      May 1, 2012     June 30, 2014
    Class R Shares    Contractual     2.50%      May 1, 2012     June 30, 2014
    Class R5 Shares   Contractual     2.00%      May 1, 2012     June 30, 2014
    Class Y Shares    Contractual     2.00%      May 1, 2012     June 30, 2014

 Invesco Leaders Fund
    Class A Shares    Contractual     2.25%      July 1, 2012    June 30, 2014
    Class B Shares    Contractual     3.00%      July 1, 2012    June 30, 2014
    Class C Shares    Contractual     3.00%      July 1, 2012    June 30, 2014
    Class Y Shares    Contractual     2.00%      July 1, 2012    June 30, 2014

 Invesco Mid Cap Core Equity Fund
    Class A Shares    Contractual     2.00%      July 1, 2009    June 30, 2014
    Class B Shares    Contractual     2.75%      July 1, 2009    June 30, 2014
    Class C Shares    Contractual     2.75%      July 1, 2009    June 30, 2014
    Class R Shares    Contractual     2.25%      July 1, 2009    June 30, 2014
    Class R5 Shares   Contractual     1.75%      July 1, 2009    June 30, 2014
    Class R6 Shares   Contractual     1.75%   September 24, 2012 June 30, 2014
    Class Y Shares    Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                           Contractual/  Expense   Effective Date of   Expiration
Fund                        Voluntary   Limitation   Current Limit        Date
----                       ------------ ---------- ------------------ -------------
Invesco Moderate Allocation Fund
   Class A Shares          Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares          Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares          Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Small Cap Growth Fund
   Class A Shares          Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares          Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares         Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares   Contractual     2.00%      July 1, 2009    June 30, 2014

Invesco U.S. Mortgage Fund
   Class A Shares          Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.25%      July 1, 2012    June 30, 2014

      AIM International Mutual Funds (Invesco International Mutual Funds)

                           Contractual/  Expense   Effective Date of     Expiration
Fund                        Voluntary   Limitation   Current Limit          Date
----                       ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares          Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares          Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares          Contractual     3.00%      July 1, 2009      June 30, 2014
   Class Y Shares          Contractual     2.00%      July 1, 2009      June 30, 2014

Invesco European Growth Fund
   Class A Shares          Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares          Contractual     3.00%      July 1, 2009      June 30. 2014
   Class C Shares          Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares          Contractual     2.50%      July 1, 2009      June 30, 2014
   Class Y Shares          Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares   Contractual     2.25%      July 1, 2009      June 30, 2014

Invesco Global Growth Fund
   Class A Shares          Contractual     2.25%    January 1, 2013     June 30, 2014
   Class B Shares          Contractual     3.00%    January 1, 2013     June 30. 2014
   Class C Shares          Contractual     3.00%    January 1, 2013     June 30, 2014
   Class R5 Shares         Contractual     2.00%    January 1, 2013     June 30, 2014
   Class R6 Shares         Contractual     2.00%    January 1, 2013     June 30, 2014
   Class Y Shares          Contractual     2.00%    January 1, 2013     June 30, 2014

Invesco Global Opportunities Fund
   Class A Shares          Contractual     1.36%     August 1, 2012   February 28, 2014
   Class C Shares          Contractual     2.11%     August 1, 2012   February 28, 2014
   Class R Shares          Contractual     1.61%     August 1, 2012   February 28, 2014
   Class R5 Shares         Contractual     1.11%     August 1, 2012   February 28, 2014
   Class R6 Shares         Contractual     1.11%   September 24, 2012 February 28, 2014
   Class Y Shares          Contractual     1.11%     August 1, 2012   February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                           Contractual/  Expense   Effective Date of     Expiration
Fund                        Voluntary   Limitation   Current Limit          Date
----                       ------------ ---------- ------------------ -----------------
Invesco Select Opportunities Fund
   Class A Shares          Contractual     1.51%     August 1, 2012   February 28, 2014
   Class C Shares          Contractual     2.26%     August 1, 2012   February 28, 2014
   Class R Shares          Contractual     1.76%     August 1, 2012   February 28, 2014
   Class R5 Shares         Contractual     1.26%     August 1, 2012   February 28, 2014
   Class R6 Shares         Contractual     1.26%   September 24, 2012 February 28, 2014
   Class Y Shares          Contractual     1.26%     August 1, 2012   February 28, 2014

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares          Contractual     2.25%      July 1, 2009      June 30. 2014
   Class B Shares          Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares          Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares         Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares          Contractual     2.00%      July 1, 2009      June 30, 2014

Invesco International Core Equity Fund
   Class A Shares          Contractual     2.25%      July 1, 2009      June 30. 2014
   Class B Shares          Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares          Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares          Contractual     2.50%      July 1, 2009      June 30, 2014
   Class R5 Shares         Contractual     2.00%      July 1, 2009      June 30, 2014
   Class R6 Shares         Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares          Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares   Contractual     2.25%      July 1, 2009      June 30, 2014

Invesco International Growth Fund
   Class A Shares          Contractual     2.25%      July 1, 2013      June 30, 2014
   Class B Shares          Contractual     3.00%      July 1, 2013      June 30, 2014
   Class C Shares          Contractual     3.00%      July 1, 2013      June 30, 2014
   Class R Shares          Contractual     2.50%      July 1, 2013      June 30, 2014
   Class R5 Shares         Contractual     2.00%      July 1, 2013      June 30, 2014
   Class R6 Shares         Contractual     2.00%      July 1, 2013      June 30, 2014
   Class Y Shares          Contractual     2.00%      July 1, 2013      June 30, 2014

                AIM Investment Funds (Invesco Investment Funds)

                      Contractual/  Expense   Effective Date of   Expiration
 Fund                  Voluntary   Limitation   Current Limit        Date
 ----                 ------------ ---------- ------------------ -------------
 Invesco Balanced-Risk Allocation Fund/3/
    Class A Shares    Contractual     2.00%      July 1, 2012    June 30. 2014
    Class B Shares    Contractual     2.75%      July 1, 2012    June 30, 2014
    Class C Shares    Contractual     2.75%      July 1, 2012    June 30, 2014
    Class R Shares    Contractual     2.25%      July 1, 2012    June 30, 2014
    Class R5 Shares   Contractual     1.75%      July 1, 2012    June 30, 2014
    Class R6 Shares   Contractual     1.75%   September 24, 2012 June 30, 2014
    Class Y Shares    Contractual     1.75%      July 1, 2012    June 30, 2014

 Invesco Balanced-Risk Commodity Strategy Fund/4/
    Class A Shares    Contractual     1.22%   November 29, 2010  June 30. 2014
    Class B Shares    Contractual     1.97%   November 29, 2010  June 30, 2014
    Class C Shares    Contractual     1.97%   November 29, 2010  June 30, 2014
    Class R Shares    Contractual     1.47%   November 29, 2010  June 30, 2014
    Class R5 Shares   Contractual     0.97%   November 29, 2010  June 30, 2014
    Class R6 Shares   Contractual     0.97%   September 24, 2012 June 30, 2014
    Class Y Shares    Contractual     0.97%   November 29, 2010  June 30, 2014

 Invesco China Fund
    Class A Shares    Contractual     2.25%      July 1, 2009    June 30, 2014
    Class B Shares    Contractual     3.00%      July 1, 2009    June 30, 2014
    Class C Shares    Contractual     3.00%      July 1, 2009    June 30, 2014
    Class R5 Shares   Contractual     2.00%      July 1, 2009    June 30, 2014
    Class Y Shares    Contractual     2.00%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                           Contractual/  Expense   Effective Date of     Expiration
Fund                        Voluntary   Limitation   Current Limit          Date
----                       ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares          Contractual     2.25%      July 1, 2012      June 30. 2014
   Class B Shares          Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares          Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R5 Shares         Contractual     2.00%      July 1, 2012      June 30, 2014
   Class R6 Shares         Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares          Contractual     2.00%      July 1, 2012      June 30, 2014

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares          Contractual     1.24%     June 14, 2010    February 28, 2014
   Class B Shares          Contractual     1.99%     June 14, 2010    February 28, 2014
   Class C Shares          Contractual     1.99%     June 14, 2010    February 28, 2014
   Class R Shares          Contractual     1.49%     June 14, 2010    February 28, 2014
   Class Y Shares          Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R5 Shares         Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R6 Shares         Contractual     0.99%   September 24, 2012 February 28, 2014

Invesco Emerging Markets Equity Fund
   Class A Shares          Contractual     1.85%      May 11, 2011    February 28, 2014
   Class C Shares          Contractual     2.60%      May 11, 2011    February 28, 2014
   Class R Shares          Contractual     2.10%      May 11, 2011    February 28, 2014
   Class R5 Shares         Contractual     1.60%      May 11, 2011    February 28, 2014
   Class R6 Shares         Contractual     1.60%   September 24, 2012 February 28, 2014
   Class Y Shares          Contractual     1.60%      May 11, 2011    February 28, 2014

Invesco Endeavor Fund
   Class A Shares          Contractual     2.00%      July 1, 2009      June 30. 2014
   Class B Shares          Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares          Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares         Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares         Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2009      June 30, 2014

Invesco Global Health Care Fund
   Class A Shares          Contractual     2.00%      July 1, 2012      June 30. 2014
   Class B Shares          Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2012      June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares   Contractual     2.00%      July 1, 2012      June 30, 2014

Invesco Global Markets Strategy Fund/5/
   Class A Shares          Contractual     2.25%    August 28, 2013   February 28, 2014
   Class C Shares          Contractual     3.00%    August 28, 2013   February 28, 2014
   Class R Shares          Contractual     2.50%    August 28, 2013   February 28, 2014
   Class R5 Shares         Contractual     2.00%    August 28, 2013   February 28, 2014
   Class R6 Shares         Contractual     2.00%    August 28, 2013   February 28, 2014
   Class Y Shares          Contractual     2.00%    August 28, 2013   February 28, 2014

Invesco International Total Return Fund
   Class A Shares          Contractual     1.10%     March 31, 2006   February 28, 2014
   Class B Shares          Contractual     1.85%     March 31, 2006   February 28, 2014
   Class C Shares          Contractual     1.85%     March 31, 2006   February 28, 2014
   Class R5 Shares         Contractual     0.85%    October 3, 2008   February 28, 2014
   Class R6 Shares         Contractual     0.85%   September 24, 2012 February 28, 2014
   Class Y Shares          Contractual     0.85%     March 31, 2006   February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                     Contractual/  Expense   Effective Date of     Expiration
Fund                  Voluntary   Limitation   Current Limit          Date
----                 ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares    Contractual     2.25%      July 1, 2012      June 30. 2014
   Class B Shares    Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares    Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R Shares    Contractual     2.50%      July 1, 2012      June 30, 2014
   Class R5 Shares   Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares    Contractual     2.00%      July 1, 2012      June 30, 2014

Invesco Premium Income Fund
   Class A Shares    Contractual     0.89%   December 13, 2011  February 28, 2014
   Class C Shares    Contractual     1.64%   December 13, 2011  February 28, 2014
   Class R Shares    Contractual     1.14%   December 13, 2011  February 28, 2014
   Class R5 Shares   Contractual     0.64%   December 13, 2011  February 28, 2014
   Class R6 Shares   Contractual     0.64%   September 24, 2012 February 28, 2014
   Class Y Shares    Contractual     0.64%   December 13, 2011  February 28, 2014

Invesco Select Companies Fund
   Class A Shares    Contractual     2.00%      July 1, 2009      June 30. 2014
   Class B Shares    Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares    Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares    Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares   Contractual     1.75%      July 1, 2009      June 30, 2014
   Class Y Shares    Contractual     1.75%      July 1, 2009      June 30, 2014

     AIM Investment Securities Funds (Invesco Investment Securities Funds)

                           Contractual/  Expense   Effective Date of   Expiration
Fund                        Voluntary   Limitation   Current Limit        Date
----                       ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares          Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares          Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares         Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares          Contractual     1.25%      July 1, 2012    June 30, 2014

Invesco Dynamics Fund
   Class A Shares          Contractual     2.00%      July 1, 2009    June 30. 2014
   Class B Shares          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares          Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares         Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares   Contractual     2.00%      July 1, 2009    June 30. 2014

Invesco Global Real Estate Fund
   Class A Shares          Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares          Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares          Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares         Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares         Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares          Contractual     1.75%      July 1, 2009    June 30, 2014

Invesco High Yield Fund
   Class A Shares          Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares          Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares          Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares         Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares         Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares          Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares   Contractual     1.50%      July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                           Contractual/  Expense    Effective Date of   Expiration
Fund                        Voluntary   Limitation    Current Limit        Date
----                       ------------ ----------  ------------------ -------------
Invesco High Yield Securities Fund
   Class A Shares          Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.00%       July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.10%       July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.25%       July 1, 2012    June 30, 2014

Invesco Limited Maturity Treasury Fund
   Class A Shares          Contractual     1.50%       July 1, 2012    June 30, 2014
   Class A2 Shares         Contractual     1.40%       July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.25%       July 1, 2012    June 30, 2014

Invesco Municipal Bond Fund
   Class A Shares          Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.25%       July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares   Contractual     1.50%       July 1, 2012    June 30, 2014

Invesco Real Estate Fund
   Class A Shares          Contractual     2.00%       July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.75%       July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.75%       July 1, 2012    June 30, 2014
   Class R Shares          Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares         Contractual     1.75%    September 24, 2012 June 30, 2014
   Class Y Shares          Contractual     1.75%       July 1, 2012    June 30, 2014
   Investor Class Shares   Contractual     2.00%       July 1, 2012    June 30, 2014

Invesco Short Term Bond Fund
   Class A Shares          Contractual     1.40%       July 1, 2013    June 30, 2014
   Class C Shares          Contractual     1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares          Contractual     1.75%       July 1, 2013    June 30, 2014
   Class R5 Shares         Contractual     1.25%       July 1, 2013    June 30, 2014
   Class R6 Shares         Contractual     1.25%       July 1, 2013    June 30, 2014
   Class Y Shares          Contractual     1.25%       July 1, 2013    June 30, 2014

Invesco U.S. Government Fund
   Class A Shares          Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares          Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares          Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R Shares          Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares         Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares          Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares   Contractual     1.50%       July 1, 2012    June 30, 2014

                    AIM Sector Funds (Invesco Sector Funds)

                       Contractual/  Expense   Effective Date of  Expiration
  Fund                  Voluntary   Limitation   Current Limit       Date
  ----                 ------------ ---------- ----------------- -------------
  Invesco American Value Fund
     Class A Shares    Contractual     2.00%     July 1, 2013    June 30, 2014
     Class B Shares    Contractual     2.75%     July 1, 2013    June 30, 2014
     Class C Shares    Contractual     2.75%     July 1, 2013    June 30, 2014
     Class R Shares    Contractual     2.25%     July 1, 2013    June 30, 2014
     Class R5 Shares   Contractual     1.75%     July 1, 2013    June 30, 2014
     Class R6 Shares   Contractual     1.75%     July 1, 2013    June 30, 2014
     Class Y Shares    Contractual     1.75%     July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                         Contractual/  Expense   Effective Date of    Expiration
Fund                                      Voluntary   Limitation   Current Limit         Date
----                                     ------------ ---------- ------------------ ---------------
Invesco Comstock Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2012     June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2012     June 30, 2014
   Class R6 Shares                       Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2012     June 30, 2014

Invesco Energy Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2009     June 30, 2014
   Class R5 Shares                       Contractual     1.75%      July 1, 2009     June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                 Contractual     2.00%      July 1, 2009     June 30, 2014

Invesco Dividend Income Fund
   Class A Shares                        Contractual     1.10%    February 6, 2013  August 31, 2014
   Class B Shares                        Contractual     1.85%    February 6, 2013  August 31, 2014
   Class C Shares                        Contractual     1.85%    February 6, 2013  August 31, 2014
   Class R5 Shares                       Contractual     0.85%    February 6, 2013  August 31, 2014
   Class R6 Shares                       Contractual     0.85%    February 6, 2013  August 31, 2014
   Class Y Shares                        Contractual     0.85%    February 6, 2013  August 31, 2014
   Investor Class Shares                 Contractual     1.10%    February 6, 2013  August 31, 2014

Invesco Gold & Precious Metals Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2009     June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                 Contractual     2.00%      July 1, 2009     June 30, 2014

Invesco Leisure Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                        Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                        Contractual     2.75%      July 1, 2009     June 30, 2014
   Class R Shares                        Contractual     2.25%      July 1, 2009     June 30, 2014
   Class Y Shares                        Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                 Contractual     2.00%      July 1, 2009     June 30, 2014

Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012     June 30, 2013
   Class B Shares                        Contractual     2.75%      July 1, 2012     June 30, 2013
   Class C Shares                        Contractual     2.75%      July 1, 2012     June 30, 2013
   Class R Shares                        Contractual     2.25%      July 1, 2012     June 30, 2013
   Class R5 Shares                       Contractual     1.75%      July 1, 2012     June 30, 2013
   Class R6 Shares                       Contractual     1.75%    January 18, 2013   June 30, 2013
   Class Y Shares                        Contractual     1.75%      July 1, 2012     June 30, 2013

Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     1.15%     July 15, 2013     July 31, 2015
   Class B Shares                        Contractual     1.90%     July 15, 2013     July 31, 2015
   Class C Shares                        Contractual     1.90%     July 15, 2013     July 31, 2015
   Class R Shares                        Contractual     1.40%     July 15, 2013     July 31, 2015
   Class R5 Shares                       Contractual     0.90%     July 15, 2013     July 31, 2015
   Class R6 Shares                       Contractual     0.90%     July 15, 2013     July 31, 2015
   Class Y Shares                        Contractual     0.90%     July 15, 2013     July 31, 2015

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                     Contractual/  Expense   Effective Date of  Expiration
Fund                                  Voluntary   Limitation   Current Limit       Date
----                                 ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012    June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012    June 30, 2014

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012    June 30, 2014
   Class R5 Shares                   Contractual     1.75%     July 1, 2012    June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012    June 30, 2014
   Investor Class Shares             Contractual     2.00%     July 1, 2012    June 30, 2014

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010 June 30, 2014
   Class B Shares                    Contractual     2.75%   February 12, 2010 June 30, 2014
   Class C Shares                    Contractual     2.75%   February 12, 2010 June 30, 2014
   Class Y Shares                    Contractual     1.75%   February 12, 2010 June 30, 2014

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012    June 30, 2014
   Class R Shares                    Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                   Contractual     1.75%     July 1, 2012    June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012    June 30, 2014

                AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

                                                 Contractual/  Expense   Effective Date of  Expiration
Fund                                              Voluntary   Limitation   Current Limit       Date
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2014

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2014
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2014
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2014
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2014

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2014
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2014

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2014
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                    Contractual/  Expense   Effective Date of  Expiration
Fund                                 Voluntary   Limitation   Current Limit       Date
----                                ------------ ---------- ----------------- -------------
Invesco Tax-Free Intermediate Fund
   Class A Shares                   Contractual     1.50%     July 1, 2012    June 30, 2014
   Class A2 Shares                  Contractual     1.25%     July 1, 2012    June 30, 2014
   Class C Shares                   Contractual     2.25%     June 30, 2013   June 30, 2014
   Class R5 Shares                  Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                   Contractual     1.25%     July 1, 2012    June 30, 2014

                           Invesco Securities Trust

                                                  Contractual/   Expense    Effective Date of     Expiration
Fund                                               Voluntary    Limitation   Current Limit           Date
----                                              ------------  ----------  -----------------  ------------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%     January 16, 2013   February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                          as of August 28, 2013

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         Short-Term Investments Trust

                                    Contractual/  Expense    Effective Date of    Expiration
Fund                                 Voluntary   Limitation    Current Limit         Date
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2013

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2013
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2013

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                          as of August 28, 2013

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

                                               Contractual/  Expense    Effective Date of   Expiration
Fund                                            Voluntary   Limitation    Current Limit        Date
----                                           ------------ ----------  ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual    0.90%       July 1, 2012    June 30, 2014

   Series II Shares                            Contractual    1.15%       July 1, 2012    June 30, 2014

Invesco V.I. American Value Fund
   Series I Shares                             Contractual    2.00%       July 1, 2012    June 30, 2014

   Series II Shares                            Contractual    2.25%       July 1, 2012    June 30, 2014

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual    0.78%       July 1, 2013    April 30, 2014

   Series II Shares                            Contractual    1.03%       July 1, 2013    April 30, 2014

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual    0.78%       May 1. 2013     April 30, 2014

   Series II Shares                            Contractual    1.03%       May 1, 2013     April 30, 2014

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual    2.00%       May 1, 2013     June 30, 2014

   Series II Shares                            Contractual    2.25%       May 1, 2013     June 30, 2014

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual    2.00%       May 1, 2013     June 30, 2014

   Series II Shares                            Contractual    2.25%       May 1, 2013     June 30, 2014

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual    0.75%       July 1, 2005    April 30, 2014

   Series II Shares                            Contractual    1.00%       July 1, 2005    April 30, 2014

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual    2.00%       July 1, 2012    June 30, 2014

   Series II Shares                            Contractual    2.25%       July 1, 2012    June 30, 2014

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual    1.50%       July 1, 2012    June 30, 2014

   Series II Shares                            Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual    2.25%       July 1, 2012    June 30, 2014

   Series II Shares                            Contractual    2.50%       July 1, 2012    June 30, 2014

                                                          as of August 28, 2013

                       Contractual/  Expense   Effective Date of   Expiration
 Fund                   Voluntary   Limitation   Current Limit        Date
 ----                  ------------ ---------- ----------------- --------------
 Invesco V.I. Global Health Care Fund
    Series I Shares    Contractual     2.00%     May 1. 2013     June 30, 2014

    Series II Shares   Contractual     2.25%     May 1, 2013     June 30, 2014

 Invesco V.I. Global Real Estate Fund
    Series I Shares    Contractual     2.00%     May 1. 2013     June 30, 2014

    Series II Shares   Contractual     2.25%     May 1, 2013     June 30, 2014

 Invesco V.I. Government Securities Fund
    Series I Shares    Contractual     1.50%     May 1, 2013     June 30, 2014

    Series II Shares   Contractual     1.75%     May 1, 2013     June 30, 2014

 Invesco V.I. Growth and Income Fund
    Series I Shares    Contractual     0.78%     May 1. 2013     April 30, 2014

    Series II Shares   Contractual     1.03%     May 1, 2013     April 30, 2014

 Invesco V.I. High Yield Fund
    Series I Shares    Contractual     0.80%     May 2, 2011     April 30, 2014

    Series II Shares   Contractual     1.05%     May 2, 2011     April 30, 2014

 Invesco V.I. International Growth Fund
    Series I Shares    Contractual     2.25%     July 1, 2012    June 30, 2014

    Series II Shares   Contractual     2.50%     July 1, 2012    June 30, 2014

 Invesco V.I. Mid Cap Core Equity Fund
    Series I Shares    Contractual     2.00%     May 1. 2013     June 30, 2014

    Series II Shares   Contractual     2.25%     May 1, 2013     June 30, 2014

 Invesco V.I. Mid Cap Growth Fund
    Series I Shares    Contractual     1.09%     July 1, 2012    June 30, 2014

    Series II Shares   Contractual     1.34%     July 1, 2012    June 30, 2014

 Invesco V.I. Money Market Fund
    Series I Shares    Contractual     1.50%     May 1. 2013     June 30, 2014

    Series II Shares   Contractual     1.75%     May 1, 2013     June 30, 2014

 Invesco V.I. S&P 500 Index Fund
    Series I Shares    Contractual     2.00%     July 1, 2012    June 30, 2014

    Series II Shares   Contractual     2.25%     July 1, 2012    June 30, 2014

 Invesco V.I. Small Cap Equity Fund
    Series I Shares    Contractual     2.00%     May 1. 2013     June 30, 2014

    Series II Shares   Contractual     2.25%     May 1, 2013     June 30, 2014

                                                          as of August 28, 2013

                       Contractual/  Expense   Effective Date of  Expiration
 Fund                   Voluntary   Limitation   Current Limit       Date
 ----                  ------------ ---------- ----------------- -------------
 Invesco V.I. Technology Fund
    Series I Shares    Contractual     2.00%      May 1. 2013    June 30, 2014

    Series II Shares   Contractual     2.25%      May 1, 2013    June 30, 2014

 Invesco V.I. Utilities Fund
    Series I Shares    Contractual     2.00%      May 1, 2012    June 30, 2014

    Series II Shares   Contractual     2.25%      May 1, 2012    June 30, 2014

 Invesco V.I. Value Opportunities Fund
    Series I Shares    Contractual     2.00%      May 1. 2013    June 30, 2014

    Series II Shares   Contractual     2.25%      May 1, 2013    June 30, 2014

                                                          as of August 28, 2013

                        EXHIBIT "D" - CLOSED-END FUNDS

                 Invesco Municipal Income Opportunities Trust

                                              Contractual/  Expense   Effective Date of   Expiration
Fund                                           Voluntary   Limitation   Current Limit        Date
----                                          ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%    August 27, 2012  August 31, 2014

                    Invesco Quality Municipal Income Trust

                                        Contractual/  Expense   Effective Date of    Expiration
Fund                                     Voluntary   Limitation   Current Limit         Date
----                                    ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust  Contractual     0.50%   October 15, 2012  October 31, 2014

                     Invesco Value Municipal Income Trust

                                      Contractual/  Expense   Effective Date of    Expiration
Fund                                   Voluntary   Limitation   Current Limit         Date
----                                  ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust  Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (Advisory Fee Waivers)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ----------------------
       Title:  Senior Vice President

                         Exhibit A to Advisory Fee MOA

AIM Equity Funds (Invesco Equity
Funds)                                                    Waiver Description                     Effective Date Expiration Date
--------------------------------       --------------------------------------------------------- -------------- ---------------
   Invesco Constellation Fund          Invesco will waive advisory fees to the extent necessary
                                       so that advisory fees Invesco receives do not exceed the
                                       annualized rates listed below.                              3/27/2006      12/31/2013*
                                       0.695% of the first $250M
                                       0.615% of the next $4B
                                       0.595% of the next $750M
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM Treasurer's Series Trust (Invesco
Treasurer's Series Trust)                                 Waiver Description                     Effective Date Expiration Date
-------------------------------------  --------------------------------------------------------- -------------- ---------------
   Premier Portfolio                   Invesco will waive advisory fees in the amount of 0.07%
                                       of the Fund's average daily net assets                      2/1/2011       12/31/2013

   Premier U.S. Government Money       Invesco will waive advisory fees in the amount of 0.07%
   Portfolio                           of the Fund's average daily net assets                      2/1/2011       12/31/2013

* Or upon the closing of the Fund merger with Invesco American Franchise Fund

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

  PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL
  ---------                                  ----------------- ---------------
  Invesco American Franchise Fund            February 12, 2010  June 30, 2014
  Invesco California Tax-Free Income Fund    February 12, 2010  June 30, 2014
  Invesco Core Plus Bond Fund                  June 2, 2009     June 30, 2014
  Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  June 30, 2014
  Invesco Equity and Income Fund             February 12, 2010  June 30, 2014
  Invesco Floating Rate Fund                   July 1, 2007     June 30, 2014
  Invesco Global Real Estate Income Fund       July 1, 2007     June 30, 2014
  Invesco Growth and Income Fund             February 12, 2010  June 30, 2014
  Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2014
  Invesco S&P 500 Index Fund                 February 12, 2010  June 30, 2014
  Invesco Small Cap Discovery Fund           February 12, 2010  June 30, 2014
  Invesco U.S. Quantitative Core Fund          July 1, 2007     June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

       PORTFOLIO                          EFFECTIVE DATE COMMITTED UNTIL
       ---------                          -------------- ---------------
       Invesco Charter Fund               July 1, 2007    June 30, 2014
       Invesco Constellation Fund         July 1, 2007    June 30, 2014
       Invesco Disciplined Equity Fund    July 14, 2009   June 30, 2014
       Invesco Diversified Dividend Fund  July 1, 2007    June 30, 2014
       Invesco Summit Fund                July 1, 2007    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

    FUND                                      EFFECTIVE DATE COMMITTED UNTIL
    ----                                      -------------- ---------------
    Invesco European Small Company Fund        July 1, 2007   June 30, 2014
    Invesco Global Core Equity Fund            July 1, 2007   June 30, 2014
    Invesco International Small Company Fund   July 1, 2007   June 30, 2014
    Invesco Small Cap Equity Fund              July 1, 2007   June 30, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

    FUND                                    EFFECTIVE DATE   COMMITTED UNTIL
    ----                                   ----------------- ---------------
    Invesco Convertible Securities Fund    February 12, 2010  June 30, 2014
    Invesco Global Quantitative Core Fund    July 1, 2007     June 30, 2014
    Invesco Leaders Fund                   February 12, 2010  June 30, 2014
    Invesco Mid Cap Core Equity Fund         July 1, 2007     June 30, 2014
    Invesco Small Cap Growth Fund            July 1, 2007     June 30, 2014
    Invesco U.S. Mortgage Fund             February 12, 2010  June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

   FUND                                        EFFECTIVE DATE COMMITTED UNTIL
   ----                                        -------------- ---------------
   Invesco Asia Pacific Growth Fund             July 1, 2007   June 30, 2014
   Invesco European Growth Fund                 July 1, 2007   June 30, 2014
   Invesco Global Growth Fund                   July 1, 2007   June 30, 2014
   Invesco Global Opportunities Fund           August 3, 2012  June 30, 2014
   Invesco Global Small & Mid Cap Growth Fund   July 1, 2007   June 30, 2014
   Invesco International Core Equity Fund       July 1, 2007   June 30, 2014
   Invesco International Growth Fund            July 1, 2007   June 30, 2014
   Invesco Select Opportunities Fund           August 3, 2012  June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Balanced-Risk Allocation Fund                 May 29, 2009     June 30, 2014
Invesco Balanced-Risk Commodity Strategy Fund/**/  November 29, 2010   June 30, 2014
Invesco China Fund                                    July 1, 2007     June 30, 2014
Invesco Developing Markets Fund                       July 1, 2007     June 30, 2014
Invesco Emerging Markets Equity Fund                  May 11, 2011     June 30, 2014
Invesco Emerging Market Local Currency Debt Fund     June 14, 2010     June 30, 2014
Invesco Endeavor Fund                                 July 1, 2007     June 30, 2014
Invesco Global Health Care Fund                       July 1, 2007     June 30, 2014
Invesco Global Markets Strategy Fund               September 25, 2012  June 30, 2014
Invesco International Total Return Fund               July 1, 2007     June 30, 2014
Invesco Pacific Growth Fund                        February 12, 2010   June 30, 2014
Invesco Premium Income Fund                        December 13, 2011   June 30, 2014
Invesco Select Companies Fund                         July 1, 2007     June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

   FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
   ----                                    ----------------- ---------------
   Invesco Corporate Bond Fund             February 12, 2010  June 30, 2014
   Invesco Dynamics Fund                     July 1, 2007     June 30, 2014
   Invesco Global Real Estate Fund           July 1, 2007     June 30, 2014
   Invesco High Yield Fund                   July 1, 2007     June 30, 2014
   Invesco High Yield Securities Fund      February 12, 2010  June 30, 2014
   Invesco Limited Maturity Treasury Fund    July 1, 2007     June 30, 2014
   Invesco Money Market Fund                 July 1, 2007     June 30, 2014
   Invesco Municipal Bond Fund               July 1, 2007     June 30, 2014
   Invesco Real Estate Fund                  July 1, 2007     June 30, 2014
   Invesco Short Term Bond Fund              July 1, 2007     June 30, 2014
   Invesco U.S. Government Fund              July 1, 2007     June 30, 2014
--------
/*/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/**/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
     Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2014
Invesco Comstock Fund                         February 12, 2010  June 30, 2014
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2014
Invesco Energy Fund                             July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2014
Invesco Leisure Fund                            July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2014
Invesco Technology Fund                         July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2014
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2014
Invesco V.I. Balanced-Risk Allocation
  Fund/***/                                   December 22, 2010  June 30, 2014
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2014
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2014
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2014
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2014
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2014
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2014
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2014
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2014
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2014
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2014
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2014
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2014
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2014
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2014
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2014
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2014
Invesco V.I. Utilities Fund                     July 1, 2007     June 30, 2014
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2014
--------
/***/Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                              ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013  June 30, 2014

                               CLOSED-END FUNDS

  FUND                                          EFFECTIVE DATE COMMITTED UNTIL
  ----                                          -------------- ---------------
  Invesco Municipal Income Opportunities Trust   June 1, 2010   June 30, 2014
  Invesco Quality Municipal Income Trust         June 1, 2010   June 30, 2014
  Invesco Value Municipal Income Trust           June 1, 2010   June 30, 2014

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 27
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of December 16, 2013, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties agree to amend the Agreement to add Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund;

   NOW,THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

Name of Fund                                      Effective Date of Advisory Agreement
------------                                      ------------------------------------
Invesco All Cap Market Neutral Fund                        December 16, 2013

Invesco Balanced-Risk Allocation Fund                         May 29, 2009

Invesco Balanced-Risk Commodity Strategy Fund              November 29, 2010

Invesco China Fund                                           March 31, 2006

Invesco Developing Markets Fund                            September 1, 2001

Invesco Emerging Market Local Currency Debt Fund             June 14, 2010

Invesco Emerging Markets Equity Fund                          May 31, 2011

Invesco Endeavor Fund                                       November 3, 2003

Invesco Global Health Care Fund                            September 1, 2001

Invesco Global Market Neutral Fund                         December 16, 2013

Invesco Global Markets Strategy Fund                       September 25, 2012

Invesco Global Targeted Returns Fund                       December 16, 2013

Invesco International Total Return Fund                      March 31, 2006


        Invesco Long/Short Equity Fund                December 16, 2013

        Invesco Low Volatility Emerging Markets Fund  December 16, 2013

        Invesco Macro International Equity Fund       December 16, 2013

        Invesco Macro Long/Short Fund                 December 16, 2013

        Invesco Pacific Growth Fund                   February 12, 2010

        Invesco Premium Income Fund                   December 14, 2011

        Invesco Select Companies Fund                 November 3, 2003

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      Invesco All Cap Market Neutral Fund
                      Invesco Global Market Neutral Fund
                        Invesco Long/Short Equity Fund
                         Invesco Macro Long/Short Fund

                   Net Assets                     Annual Rate
                   First $10 billion.............    1.25%
                   Over $10 billion..............    1.15%

                     Invesco Balanced-Risk Allocation Fund

                  Net Assets                     Annual Rate*
                  ----------                     ------------
                  First $250 million............     0.95%
                  Next $250 million.............    0.925%
                  Next $500 million.............     0.90%
                  Next $1.5 billion.............    0.875%
                  Next $2.5 billion.............     0.85%
                  Next $2.5 billion.............    0.825%
                  Next $2.5 billion.............     0.80%
                  Over $10 billion..............    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 Invesco Balanced-Risk Commodity Strategy Fund

                  Net Assets                     Annual Rate*
                  ----------                     ------------
                  First $250 million............    1.050%
                  Next $250 million.............    1.025%
                  Next $500 million.............    1.000%
                  Next $1.5 billion.............    0.975%
                  Next $2.5 billion.............    0.950%
                  Next $2.5 billion.............    0.925%
                  Next $2.5 billion.............    0.900%
                  Over $10 billion..............    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                              Invesco China Fund
                        Invesco Developing Markets Fund
                     Invesco Emerging Markets Equity Fund
                 Invesco Low Volatility Emerging Markets Fund
                    Invesco Macro International Equity Fund

                   Net Assets                     Annual Rate
                   ----------                     -----------
                   First $250 million............    0.935%
                   Next $250 million.............     0.91%
                   Next $500 million.............    0.885%
                   Next $1.5 billion.............     0.86%
                   Next $2.5 billion.............    0.835%
                   Next $2.5 billion.............     0.81%
                   Next $2.5 billion.............    0.785%
                   Over $10 billion..............     0.76%

               Invesco Emerging Market Local Currency Debt Fund

                   Net Assets                     Annual Rate
                   ----------                     -----------
                   First $500 million............    0.75%
                   Next $500 million.............    0.70%
                   Next $500 million.............    0.67%
                   Over $1.5 billion.............    0.65%

                        Invesco Global Health Care Fund

                   Net Assets                     Annual Rate
                   ----------                     -----------
                   First $350 million............     0.75%
                   Next $350 million.............     0.65%
                   Next $1.3 billion.............     0.55%
                   Next $2 billion...............     0.45%
                   Next $2 billion...............     0.40%
                   Next $2 billion...............    0.375%
                   Over $8 billion...............     0.35%

                     Invesco Global Markets Strategy Fund
                     Invesco Global Targeted Returns Fund

                  Net Assets                     Annual Rate*
                  ----------                     ------------
                  First $10 billion.............    1.500%
                  Over $10 billion..............    1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                    Invesco International Total Return Fund

                   Net Assets                     Annual Rate
                   ----------                     -----------
                   First $250 million............     0.65%
                   Next $250 million.............     0.59%
                   Next $500 million.............    0.565%
                   Next $1.5 billion.............     0.54%

                     Next $2.5 billion............. 0.515%
                     Next $5 billion...............  0.49%
                     Over $10 billion.............. 0.465%

                             Invesco Endeavor Fund
                         Invesco Select Companies Fund

                   Net Assets                     Annual Rate
                   ----------                     -----------
                   First $250 million............    0.745%
                   Next $250 million.............     0.73%
                   Next $500 million.............    0.715%
                   Next $1.5 billion.............     0.70%
                   Next $2.5 billion.............    0.685%
                   Next $2.5 billion.............     0.67%
                   Next $2.5 billion.............    0.655%
                   Over $10 billion..............     0.64%

                          Invesco Pacific Growth Fund

                   Net Assets                     Annual Rate
                   ----------                     -----------
                   First $1 billion..............    0.87%
                   Next $1 billion...............    0.82%
                   Over $2 billion...............    0.77%

                          Invesco Premium Income Fund

                   Net Assets                     Annual Rate
                   ----------                     -----------
                   First $500 million............    0.650%
                   Next $500 million.............    0.600%
                   Next $500 million.............    0.550%
                   Over $1.5 billion.............    0.540%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                           AIM INVESTMENT FUNDS
                                           (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Peter A. Davidson             By:  /s/ John M. Zerr
         ------------------------------         ------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                           INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson             By:  /s/ John M. Zerr
         ------------------------------         ------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                               AMENDMENT NO. 13
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of December 16, 2013, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                  WITNESSETH:

   WHEREAS, the parties desire to amend the Contract to add Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

       Invesco All Cap Market Neutral Fund
       Invesco Balanced-Risk Allocation Fund
       Invesco Balanced-Risk Commodity Strategy Fund
       Invesco China Fund
       Invesco Developing Markets Fund
       Invesco Emerging Market Local Currency Debt Fund
       Invesco Emerging Markets Equity Fund
       Invesco Endeavor Fund
       Invesco Global Health Care Fund
       Invesco Global Market Neutral Fund
       Invesco Global Markets Strategy Fund
       Invesco Global Targeted Returns Fund
       Invesco International Total Return Fund
       Invesco Long/Short Equity Fund
       Invesco Low Volatility Emerging Markets Fund
       Invesco Macro International Equity Fund
       Invesco Macro Long/Short Fund
       Invesco Pacific Growth Fund
       Invesco Premium Income Fund
       Invesco Select Companies Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  -----------------------------
                                          Name:   SVP Fund Admin & CFO of Funds
                                          Title:  /s/ David C. Warren

                                          By:     Executive Vice President and
                                                  Chief Financial Officer
                                          Name:
                                          Title:

                                          INVESCO ASSET MANAGEMENT
                                          DEUTSCHLAND GMBH

                                          Sub-Adviser

                                          By:     /s/ J. Langewand
                                                  -----------------------------
                                          Name:   Jens Langewand
                                          Title:  Managing Director

                                          By:     /s/ A. Lehmann
                                                  -----------------------------
                                          Name:   Alexander Lehmann
                                          Title:  Managing Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ G J Proudfoot
                                                  -----------------------------
                                          Name:   Graeme Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ David W. Nichols
                                                  -----------------------------
                                          Name:   David W. Nichols
                                          Title:  Deputy President & COO

                                          INVESCO AUSTRALIA LIMITED

                                          Sub-Adviser

                                          By:     /s/ N. Burrell
                                                  -----------------------------
                                          Name:   Nick Burrell
                                          Title:  Company Secretary

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ F. Lee
                                                  -----------------------------
                                          Name:   Fannie Lee
                                          Title:  Director

                                          By:     /s/ G. Liu
                                                  -----------------------------
                                          Name:   Gracie Liu
                                          Title:  Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                            INC.

                                          Sub-Adviser

                                          By:     /s/ J. H. Kupor
                                                  -----------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                         SEVENTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (Securities Lending Administrative Fee Waiver)

   This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               ----------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ----------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM Counselor Series Trust (Invesco Counselor Series Trust)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL/*/
---------                                  ----------------- -----------------
Invesco American Franchise Fund            February 12, 2010
Invesco California Tax-Free Income Fund    February 12, 2010
Invesco Core Plus Bond Fund                  June 2, 2009
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010
Invesco Equity and Income Fund             February 12, 2010
Invesco Floating Rate Fund                  April 14, 2006
Invesco Global Real Estate Income Fund       March 9, 2007
Invesco Growth and Income Fund             February 12, 2010
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010
Invesco S&P 500 Index Fund                 February 12, 2010
Invesco Small Cap Discovery Fund           February 12, 2010
Invesco U.S. Quantitative Core Fund         March 31, 2006

                    AIM Equity Funds (Invesco Equity Funds)

    PORTFOLIO                           EFFECTIVE DATE   COMMITTED UNTIL/*/
    ---------                          ----------------- -----------------
    Invesco Charter Fund                 June 21, 2000
    Invesco Constellation Fund           June 21, 2000
    Invesco Disciplined Equity Fund      July 14, 2009
    Invesco Diversified Dividend Fund  December 28, 2001
    Invesco Summit Fund                  July 24, 2000

                     AIM Funds Group (Invesco Funds Group)

 FUND                                       EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                      ----------------- -----------------
 Invesco European Small Company Fund        August 30, 2000
 Invesco Global Core Equity Fund           December 27, 2000
 Invesco International Small Company Fund   August 30, 2000
 Invesco Small Cap Equity Fund              August 30, 2000

                   AIM Growth Series (Invesco Growth Series)

  FUND                                     EFFECTIVE DATE   COMMITTED UNTIL/*/
  ----                                   ------------------ -----------------
  Invesco Convertible Securities Fund    February 12, 2010
  Invesco Global Quantitative Core Fund  September 1, 2001
  Invesco Leaders Fund                   February 12, 2010
  Invesco Mid Cap Core Equity Fund       September 1, 2001
  Invesco Small Cap Growth Fund          September 11, 2000
  Invesco U.S. Mortgage Fund             February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM International Mutual Funds (Invesco International Mutual Funds)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                        ----------------- -----------------
Invesco Asia Pacific Growth Fund              June 21, 2000
Invesco European Growth Fund                  June 21, 2000
Invesco Global Growth Fund                    June 21, 2000
Invesco Global Opportunities Fund            August 1, 2012
Invesco Global Small & Mid Cap Growth Fund    June 21, 2000
Invesco International Core Equity Fund      November 25, 2003
Invesco International Growth Fund             June 21, 2000
Invesco Select Opportunities Fund            August 1, 2012

                AIM Investment Funds (Invesco Investment Funds)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                              ------------------ -----------------
Invesco Balanced-Risk Allocation Fund                May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund   November 29, 2010
Invesco China Fund                                  March 31, 2006
Invesco Developing Markets Fund                   September 1, 2001
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010
Invesco Emerging Markets Equity Fund                 May 11, 2011
Invesco Endeavor Fund                              November 4, 2003
Invesco Global Health Care Fund                   September 1, 2001
Invesco Global Markets Strategy Fund              September 26, 2012
Invesco International Total Return Fund             March 31, 2006
Invesco Pacific Growth Fund                       February 12, 2010
Invesco Premium Income Fund                       December 13, 2011
Invesco Select Companies Fund                      November 4, 2003

     AIM Investment Securities Funds (Invesco Investment Securities Funds)

 FUND                                      EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                    ------------------ -----------------
 Invesco Corporate Bond Fund             February 12, 2010
 Invesco Dynamics Fund                   November 25, 2003
 Invesco Global Real Estate Fund           April 29, 2005
 Invesco High Yield Fund                    June 1, 2000
 Invesco High Yield Securities Fund      February 12, 2010
 Invesco Limited Maturity Treasury Fund     June 1, 2000
 Invesco Money Market Fund                  June 1, 2000
 Invesco Municipal Bond Fund                June 1, 2000
 Invesco Real Estate Fund                September 11, 2000
 Invesco Short Term Bond Fund             August 29, 2002
 Invesco U.S. Government Fund               June 1, 2000

                    AIM Sector Funds (Invesco Sector Funds)

        FUND                          EFFECTIVE DATE   COMMITTED UNTIL+
        ----                         ----------------- ----------------
        Invesco American Value Fund  February 12, 2010
        Invesco Comstock Fund        February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.
+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

             Invesco Dividend Income Fund         November 25, 2003
             Invesco Energy Fund                  November 25, 2003
             Invesco Gold & Precious Metals Fund  November 25, 2003
             Invesco Leisure Fund                 November 25, 2003
             Invesco Mid Cap Growth Fund          February 12, 2010
             Invesco Small Cap Value Fund         February 12, 2010
             Invesco Technology Fund              November 25, 2003
             Invesco Technology Sector Fund       February 12, 2010
             Invesco Value Opportunities Fund     February 12, 2010

                AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                             ----------------- -----------------
Invesco High Yield Municipal Fund                February 12, 2010
Invesco Intermediate Term Municipal Income Fund  February 12, 2010
Invesco Municipal Income Fund                    February 12, 2010
Invesco New York Tax Free Income Fund            February 12, 2010
Invesco Tax-Exempt Cash Fund                       June 1, 2000
Invesco Tax-Free Intermediate Fund                 June 1, 2000

        AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

 FUND                                      EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                     ----------------- -----------------
 Premier Portfolio                        November 25, 2003
 Premier Tax-Exempt Portfolio             November 25, 2003
 Premier U.S. Government Money Portfolio  November 25, 2003

            AIM Variable Insurance Funds (Invesco Insurance Funds)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                        ------------------ -----------------
Invesco V.I. American Franchise Fund        February 12, 2010
Invesco V.I. American Value Fund            February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund     May 1, 2000
Invesco V.I. Comstock Fund                  February 12, 2010
Invesco V.I. Core Equity Fund                  May 1, 2000
Invesco V.I. Diversified Dividend Fund       February 9, 2010
Invesco V.I. Diversified Income Fund           May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010
Invesco V.I. Equity and Income Fund         February 12, 2010
Invesco V.I. Global Core Equity Fund        February 10, 2010
Invesco V.I. Global Health Care Fund          April 30, 2004
Invesco V.I. Global Real Estate Fund          April 30, 2004
Invesco V.I. Government Securities Fund        May 1, 2000
Invesco V.I. Growth and Income Fund         February 12, 2010
Invesco V.I. High Yield Fund                   May 1, 2000
Invesco V.I. International Growth Fund         May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund       September 10, 2001
Invesco V.I. Mid Cap Growth Fund            February 12, 2010
Invesco V.I. Money Market Fund                 May 1, 2000
Invesco V.I. S&P 500 Index Fund             February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

           Invesco V.I. Small Cap Equity Fund     September 1, 2003
           Invesco V.I. Technology Fund             April 30, 2004
           Invesco V.I. Utilities Fund              April 30, 2004
           Invesco V.I. Value Opportunities Fund  September 10, 2001

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL/*/
----                                              ---------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013

                         Short-Term Investments Trust

      FUND                               EFFECTIVE DATE COMMITTED UNTIL/*/
      ----                               -------------- -----------------
      Government & Agency Portfolio       June 1, 2000
      Government TaxAdvantage Portfolio   June 1, 2000
      Liquid Assets Portfolio             June 1, 2000
      STIC Prime Portfolio                June 1, 2000
      Tax-Free Cash Reserve Portfolio     June 1, 2000
      Treasury Portfolio                  June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.